Exhibit 10.5











                                   TRIZECHAHN
                           DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I       TITLE AND DEFINITIONS..........................................1
        1.1     Title..........................................................1
        1.2     Definitions....................................................1

ARTICLE II      PARTICIPATION..................................................4

ARTICLE III     DEFERRAL ELECTIONS.............................................5
        3.1     Elections to Defer Compensation................................5
        3.2     Investment Elections...........................................6

ARTICLE IV      DEFERRAL ACCOUNTS AND TRUST FUNDING............................6
        4.1     Deferral Accounts..............................................6
        4.2     Company Discretionary Contribution Account.....................7
        4.3     Trust Funding..................................................7

ARTICLE V       VESTING........................................................8

ARTICLE VI      DISTRIBUTIONS..................................................8
        6.1     Distribution of Deferred Compensation and Discretionary Company
                Contributions..................................................8
        6.2     Early Distributions...........................................10
        6.3     Hardship Distribution.........................................11
        6.4     Inability to Locate Participant...............................11
        6.5     Payment of Policy Premiums....................................11

ARTICLE VII     ADMINISTRATION................................................12
        7.1     Committee.....................................................12
        7.2     Committee Action..............................................12
        7.3     Powers and Duties of the Committee............................12
        7.4     Construction and Interpretation...............................13
        7.5     Information...................................................13
        7.6     Compensation, Expenses and Indemnity..........................13
        7.7     Quarterly Statements..........................................14
        7.8     Disputes......................................................14

ARTICLE VIII    MISCELLANEOUS.................................................15
        8.1     Unsecured General Creditor....................................15
        8.2     Restriction Against Assignment................................15
        8.3     Withholding...................................................15
        8.4     Amendment, Modification, Suspension or Termination............16
        8.5     Governing Law.................................................16
        8.6     Receipt or Release............................................16

        8.7     Payments on Behalf of Persons Under Incapacity................16
        8.8     Limitation of Rights and Employment Relationship..............16
        8.9     Headings......................................................17

                                   TRIZECHAHN
                           DEFERRED COMPENSATION PLAN


         WHEREAS, TrizecHahn Centers Inc. (the "Company") desires to establish the TrizecHahn Deferred Compensation Plan to provide supplemental retirement income benefits for a select group of management and highly compensated employees through deferrals of salary and incentive compensation as well as Company contributions effective as of February 1, 1998.

         NOW, THEREFORE, effective as of February 1, 1998, the Plan is hereby adopted to read as follows:

                                   ARTICLE I

                              TITLE AND DEFINITIONS
                              ---------------------

    1.1  Title.
         -----

         This Plan shall be known as the TrizecHahn Deferred Compensation Plan.

    1.2  Definitions.
         -----------

         Whenever the following words and phrases are used in this Plan, with the first letter capitalized, they shall have the meanings specified below.

         (a) "Account" or "Accounts" shall mean a Participant's Deferral Account and/or Company Discretionary Contribution Account,

         (b) "Base Salary" shall mean a Participant's annual base salary, excluding bonus, incentive and all other remuneration for services rendered to Company and prior to reduction for any salary contributions to a plan established pursuant to Section 125 of the Code or qualified pursuant to Section 401(k) of the Code.

         (c) "Beneficiary" or "Beneficiaries" shall mean the person or persons, including a trustee, personal representative or other fiduciary, last designated in writing by a Participant in accordance with procedures established by the Committee to receive the benefits specified hereunder in the event of the Participant's death (other than the death benefits described in Section 6.1(b)(1) unless such person is designated as a beneficiary under the Policy described therein). No beneficiary designation shall become effective until it is filed with the Committee. Any designation shall be revocable at any time through a written instrument filed by the Participant with the Committee with or without the consent of the previous Beneficiary. If there is no Beneficiary designation in effect, then the person designated to receive the death benefit specified in Section 6.1(b)(1) shall be the Beneficiary. However, no designation of a Beneficiary other than the Participant's spouse shall be valid unless consented to in writing by such spouse. If there is no such designation or if there is no surviving designated Beneficiary, then the Participant's surviving spouse shall be the Beneficiary. If there is no surviving spouse to receive any benefits payable in accordance with the preceding sentence, the duly appointed and currently acting personal representative of the Participant's estate (which shall include either the Participant's probate estate or living trust) shall be the Beneficiary. In any case where there is no such personal representative of the Participant's estate duly appointed and acting in that capacity within 90 days after the Participant's death (or such extended period as the Committee determines is reasonably necessary to allow such personal representative to be appointed, but not to exceed 180 days after the Participant's death), then Beneficiary shall mean the person or persons who can verify by affidavit or court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder. In the event any amount is payable under the Plan to a minor, payment shall not be made to the minor, but instead be paid (a) to that person's living parent(s) to act as custodian, (b) if that person's parents are then divorced, and one parent is the sole custodial parent, to such custodial parent, or (c) if no parent of that person is then living, to a custodian selected by the Committee to hold the funds for the minor under the Uniform Transfers or Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living and the Committee decides not to select another custodian to hold the funds for the minor, then payment shall be made to the duly appointed and currently acting guardian of the estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor. Payment by Company pursuant to any unrevoked Beneficiary designation, or to the Participant's estate if no such designation exists, of all benefits owed hereunder shall terminate any and all liability of Company.

         (d) "Board of Directors" or "Board" shall mean the Board of Directors of TrizecHahn Centers Inc.

         (e) "Bonuses" shall mean the incentive compensation earned during the Company's fiscal year.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (g) "Committee" shall mean the Committee appointed by the Board to administer the Plan in accordance with Article VII.

         (h) "Company" shall mean TrizecHahn Centers Inc. and any successor corporations. Company shall include each corporation which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which TrizecHahn Centers Inc. is a component member, if the Board provides that such corporation shall participate in the Plan and such corporation's governing board of directors adopts this Plan.

         (i) "Company Discretionary Contribution Account" shall mean the bookkeeping account maintained by Company for each Participant that is credited with an amount equal to the Company Discretionary Contribution Amount, if any, and earnings and losses pursuant to Section 4.2.

         (j) "Company Discretionary Contribution Amount" shall mean, for each Participant for a Plan Year, an additional discretionary amount allocated to a Participant under this Plan as determined by the Committee. Such amount may differ from Participant to Participant both in amount, including no contribution, and as a percentage of Compensation.

         (k) "Company Mandatory Contribution" shall mean a contribution by the Company for the benefit of a Participant in an amount necessary to pay the premium for life insurance in an amount equal to two (2) times Base Salary.

         (l) "Compensation" shall mean Base Salary, and Bonuses that the Participant is entitled to receive for services rendered to the Company.

         (m) "Deferral Account" shall mean the bookkeeping account maintained by the Committee for each Participant that is credited with amounts equal to (1) the portion of the Participant's Compensation that he or she elects to defer, and (2) interest pursuant to Section 4.1.

         (n) "Distributable Amount" shall mean the sum of the amounts credited to a Participant's Deferral Account and Company Discretionary Contribution Account.

         (o) "Early Distribution" shall mean an election by a Participant in accordance with Section 6.2 to receive a withdrawal of amounts from his or her Deferral Account and Company Discretionary Contribution Account prior to the time in which such Participant would otherwise be entitled to such amounts.

         (p) "Effective Date" shall mean February 1, 1998.

         (q) "Eligible Employee" shall mean individuals employed in the United States who are either (i) management and highly compensated employees designated by the Committee for participation in this Plan, or (ii) officers of the Company who are Vice Presidents and above.

         (r) "Fund" or "Funds" shall mean one or more of the investment funds selected by the Committee pursuant to Section 3.2(b).

         (s) "Hardship Distribution" shall mean a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of his or her Dependent (as defined in Section 152(a) of the Internal Revenue Code of 1986, as amended), loss of a Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that would constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, a Hardship Distribution may not be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of deferrals under this Plan.

         (t) "Initial Election Period" for an Eligible Employee shall mean the 15-day period prior to February 1, 1998 or the 30-day period following the time an individual becomes an Eligible Employee.

         (u) "Interest Rate" shall mean, for each Fund, an amount equal to the net rate of gain or loss on the assets of such Fund during each month.

         (v) "Participant" shall mean any Eligible Employee who becomes a Participant in accordance with Section 2.1.

         (w) "Payment Date" shall mean the time as soon as practicable after (1) the first day of the month following the end of the calendar quarter in which the Participant's employment terminates for any reason, or (2) the Scheduled Withdrawal Date.

         (x) "Plan" shall mean the TrizecHahn Deferred Compensation Plan set forth herein, now in effect, or as amended from time to time.

         (y) "Plan Year" shall mean the initial period beginning on February 1, 1998 and ending on December 31, 1998 and thereafter the 12 consecutive month period beginning on each January 1 and ending on each December 31.

         (z) "Policy" shall mean an insurance policy purchased in accordance with the terms of this Plan.

         (aa) "Scheduled Withdrawal Date" shall be the distribution date elected by the Participant for an inservice withdrawal of all amounts of Compensation deferred in a given Plan Year, and earnings and losses attributable thereto, as set forth on the election form for such Plan Year.

         (bb) "Termination of Employment" shall mean the Participant ceasing to be an employee of the Company.

         (cc) "Trust" shall mean TrizecHahn Deferred Compensation Plan Trust.

                                   ARTICLE II

                                  PARTICIPATION
                                  -------------

         An Eligible Employee shall become a Participant in the Plan by (1) electing to defer a portion of his or her Compensation in accordance with
Section 3.1, (2) filing a life insurance application form along with his or her deferral election form, and (3) complying with such medical underwriting requirements as determined by the life insurance carrier selected by the Company. An Eligible Employee who completes the requirements of the preceding sentence shall commence participation in this Plan as of the first day of the month in which Compensation is deferred. In the event it is determined by the Committee, that the proposed life insurance policy cannot be obtained in a cost efficient manner after medical underwriting requirements have been met, the Participant shall not be eligible to receive a death benefit under this Plan.

                                   ARTICLE III

                               DEFERRAL ELECTIONS
                               ------------------

    3.1  Elections to Defer Compensation.
         -------------------------------

         (a) Initial Election Period. Subject to the provisions of Article II, each Eligible Employee may elect to defer Base Salary and/or Bonuses by filing with the Committee an election that conforms to the requirements of this Section 3.1, on a form provided by the Committee, no later than the last day of his or her Initial Election Period.

         (b) General Rule. The amount of Compensation which an Eligible Employee may elect to defer is such Compensation earned on or after the time at which the Eligible Employee elects to defer in accordance with Sections 1.2(t) and 3.1(a) and shall be a flat dollar amount or a percentage of Base Salary and/or Bonus which shall not exceed 100% of the Eligible Employee's Base Salary and/or 100% of his Bonus, provided that the total amount deferred by a Participant shall be limited in any calendar year, if necessary, to satisfy Social Security tax (including Medicare), income tax withholding for Compensation that cannot be deferred and employee benefit plan withholding requirements as determined in the sole and absolute discretion of the Committee. The minimum contribution which may be made in any Plan Year by an Eligible Employee shall not be less than $5,000, provided such minimum contribution can be satisfied from either Base Salary and/or Bonus deferrals.

         (c) Duration of Compensation Deferral Election. An Eligible Employee's initial election to defer Base Salary must be filed before February 1, 1998 and is to be effective for the next pay period. A Participant may increase, decrease or terminate a deferral election with respect to Base Salary for any subsequent Plan Year by filing a new election on or before December 15 which election shall be effective on the first day of the next following Plan Year. An Eligible Employee's Initial Election to defer Bonuses earned during the fiscal year ended December 31, 1998 must be filed by February 1, 1998. Any subsequent election with respect to Bonuses must be filed by December 15 of the year prior to the year that the Bonuses are earned. All elections with respect to Bonuses are for one Plan Year. In the case of an employee who becomes an Eligible Employee after February 1, 1998, such Eligible Employee shall have 30 days from the date he or she has become an Eligible Employee to make an Initial Election with respect to Base Salary and Bonuses. Such election shall be for the remainder of the Plan Year.

         (d) Elections other than Elections during the Initial Election Period. Subject to the limitations of Section 3.1(b) above, any Eligible Employee who fails to elect to defer Compensation during his or her Initial Election Period may subsequently become a Participant, and any Eligible Employee who has terminated a prior Compensation deferral election may elect to again defer Compensation, by filing an election, on a form provided by the Committee, to defer Compensation as described in Sections 3.1(b) and 3.1(c) above. An election to defer Compensation must be filed on or before December 15 and will be effective for Compensation earned during pay periods beginning after the following January 1.

    3.2  Investment Elections.
         --------------------

         (a) At the time of making the deferral elections described in Section 3.1, the Participant shall designate, on a form provided by the Committee, the types of investment funds the Participant's Account will be deemed to be invested in for purposes of determining the amount of earnings to be credited to that Account. In making the designation pursuant to this Section 3.2, the Participant may specify that all or any multiple of his Deferral Account (equal to or greater than 5% in whole percentage increments) be deemed to be invested in one or more of the types of investment funds provided under the Plan. Effective as of the end of any calendar quarter, a Participant may change the designation made under this Section 3.2 by filing an election, on a form provided by the Committee, at least 30 days prior to the end of such quarter. If a Participant fails to elect a type of fund under this Section 3.2, he or she shall be deemed to have elected the Money Market type of investment fund.

         (b) Although the Participant may designate the type of investment funds in Section 3.2(a) above, the Committee shall not be bound by such designation. The Committee shall select from time to time, in its sole discretion, a commercially available investment fund of each of the types provided under the Plan to be the funds. The Interest Rate of each such commercially available investment fund shall be used to determine the amount of earnings or losses to be credited to Participant's Account under Article IV.

         (c) Pursuant to the requirements of Section 2.1 a Participant must complete a life insurance application before being eligible to participate in this Plan. The life insurance death benefit will be an amount equal to a multiple of the Participant's first-year deferral as set forth in Section 6.1(c).

                                   ARTICLE IV

                       DEFERRAL ACCOUNTS AND TRUST FUNDING
                       -----------------------------------

    4.1  Deferral Accounts.
         -----------------

         The Committee shall establish and maintain a Deferral Account for each Participant under the Plan. Each Participant's Deferral Account shall be further divided into separate subaccounts ("investment fiend subaccounts"), each of which corresponds to a investment fund elected by the Participant pursuant to
Section 3.2(a). A Participant's Deferral Account shall be credited as follows:

         (a) As of each payroll date, the Committee shall credit the investment fund subaccounts of the Participant's Deferral Account with an amount equal to Compensation deferred by the Participant during each pay period in accordance with the Participant's election under Section 3.2(a); that is, the portion of the Participant's deferred Compensation that the Participant has elected to be deemed to be invested in a certain type of investment fund shall be credited to the investment fund subaccount corresponding to that investment fund;

         (b) As of the last day of each month, each investment fund subaccount of a Participant's Deferral Account shall be credited with earnings or losses in an amount equal to that determined by multiplying the balance credited to such investment fund subaccount as of the last day of the preceding month plus contributions during the current month commencing on the date such contributions are credited to the investment fund subaccount by the Interest Rate for the corresponding fund selected by the Company pursuant to Section 3.2(b).

         (c) In the event that a Participant elects for a given Plan Year's deferral of Compensation to have a Scheduled Withdrawal Date, all amounts attributed to the deferral of Compensation for such Plan Year shall be accounted for in a manner which allows separate accounting for the deferral of Compensation and investment gains and losses associated with such Plan Year's deferral of Compensation.

    4.2  Company Discretionary Contribution Account.
         ------------------------------------------

         The Committee shall establish and maintain a Company Discretionary Contribution Account for each Participant under the Plan. Each Participant's Company Discretionary Contribution Account shall be further divided into separate investment fund subaccounts corresponding to the investment fund elected by the Participant pursuant to Section 3.2(a). A Participant's Company Discretionary Contribution Account shall be credited as follows:

         (a) As of each payroll date during each Plan Year, the Committee shall credit the investment fund subaccounts of the Participant's Company Discretionary Contribution Account with an amount equal to the Company Discretionary Contribution Amount, if any, applicable to that Participant, that is, the proportion of the Company Discretionary Contribution Amount, if any, which the Participant elected to be deemed to be invested in a certain type of investment fund shall be credited to the corresponding investment fund subaccount; and

         (b) As of the last day of each month, each investment fund subaccount of a Participant's Company Discretionary Contribution Account shall be credited with earnings or losses in an amount equal to that determined by multiplying the balance credited to such investment fund subaccount as of the last day of the preceding month plus contributions during the current month commencing on the date such contributions are credited to the investment fund subaccount by the Interest Rate for the corresponding fund selected by the Company pursuant to
Section 3.2(b).

    4.3  Trust Funding.
         -------------

         The Company has created a Trust with serving as initial trustee. The Company shall cause the Trust to be funded each year. The Company shall contribute to the Trust an amount equal to the amount deferred by each Participant for the Plan Year. The Company shall contribute to the Trust an amount equal to the Company Discretionary Contribution Amount, if any, for the Plan Year. The Company may also contribute such additional amounts as it shall deem necessary or appropriate if needed to pay for the insurance premiums on the Policies needed to fund the death benefits pursuant to Section 6.1(c)(1) of the Plan.

         Although the principal of the Trust and any earnings thereon shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan Participants and beneficiaries as set forth therein, neither the Participants nor their beneficiaries shall have any preferred claim on, or any beneficial ownership in, any assets of the Trust prior to the time such assets are paid to the Participants or beneficiaries as benefits and all rights created under this Plan shall be unsecured contractual rights of Plan Participants and beneficiaries against the Company. Any assets held in the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of insolvency as defined in Section 4.2(a) of the Trust.

         The assets of the Plan and Trust shall never inure to the benefit of the Company and the same shall be held for the exclusive purpose of providing benefits to Participants and their beneficiaries, deferring reasonable expenses of administering the Plan and Trust.

                                   ARTICLE V

                                    VESTING
                                    -------

         A Participant's Deferral Account and Company Discretionary Contribution Account shall be 100% vested at all times.

                                   ARTICLE VI

                                  DISTRIBUTIONS

    6.1  Distribution of Deferred Compensation and Discretionary
         Company Contributions.
         -------------------------------------------------------

         (a) Distribution Without Scheduled Withdrawal Date. In the case of a Participant who has a Termination of Employment for a reason other than death, the Distributable Amount shall be paid to the Participant (and after his or her death to his or her Beneficiary) in substantially equal quarterly installments over ten (10) years beginning on the Participant's Payment Date. An optional form of benefit may be elected by the Participant on the form provided by Company during his or her Initial Election Period from among the following:

              (1) Substantially equal quarterly installments over five (5) years beginning on the Participant's Payment Date, or

              (2) Substantially equal quarterly installments over fifteen (15) years beginning on the Participant's Payment Date.

              Notwithstanding, any provision to the contrary, in the event a Participant's Distributable Amount is equal to or less than $25,000, such Distributable Amount shall be distributed to the Participant or his Beneficiary in a lump sum. A Participant may change his election with respect to the frequency of payment, provided such change in the frequency of payment occurs at least one year prior to the Participant's Termination of Employment.

              The Participant's Accounts shall continue to be credited with earnings pursuant to Section 4.1 of the Plan until all amounts credited to his or her Accounts under the Plan have been distributed.

         (b) Distribution With Scheduled Withdrawal Date. In the case of a Participant who has elected a Scheduled Withdrawal Date for a distribution while still in the employ of the Company, such Participant shall receive his or her Distributable Amount, but only with respect to those deferrals of Compensation and Company Discretionary Contributions and earnings on such deferrals of Compensation and Company Discretionary Contributions as shall have been elected by the Participant to be subject to the Scheduled Withdrawal Date in accordance with Section 1.2(aa) of the Plan. A Participant's Scheduled Withdrawal Date with respect to amounts of Compensation deferred in a given Plan Year and Company Discretionary Contributions must be at least four years from the first day of the Plan Year for which the deferrals of Compensation and Company Discretionary Contributions are made. A Participant may extend the Scheduled Withdrawal Date for the deferral of Compensation and Company Discretionary Contributions for any Plan Year, provided such extension occurs at least one year before the Scheduled Withdrawal Date and is for a period of not less than two years from the Scheduled Withdrawal Date. The Participant shall have the right to twice modify any Scheduled Withdrawal Date. In the event a Participant terminates employment with Company prior to a Scheduled Withdrawal Date, the Participant's entire Distributable Amount will be paid as soon as practable after the Termination of Employment in accordance with the form of distribution in effect pursuant to
Section 6.1(a).

         (c) In the case of a Participant who dies while employed by the Company, the following benefits shall be provided:

              (1) that portion of the death benefit of any life insurance policy purchased by the Company to insure the life of the Participant and which is subject to a "Split-Dollar Life Insurance Agreement" (as described therein) (the "Policy") which is equal to the following amounts;

                   (i) Fifteen (15) times the Base Salary and Bonuses deferred, annualized over the first 12 months of Plan participation. In the event that Bonus Amounts have been accrued, but are not yet available for payment by the Company prior to the end of the first 12 months of the Plan Participation, the accrued Bonus multiplied by the percentage of such Bonus that the Participant has previously elected for deferral in accordance with Section 3.1 shall be treated for purposes of this Section 6.1(c)(1) as an actual deferral for purposes of calculating the death benefit, plus

                   (ii) A supplemental life insurance benefit equal to two times Base Salary. The supplemental life insurance benefit shall be provided by Company Mandatory Contributions and is in lieu of the individual supplemental life insurance benefit maintained by Company prior to the Effective Date of this Plan.

                   (iii) At no time shall the sum of a Participant's life insurance benefits set forth in subparagraphs 6.1(c)(1)(i) and (ii), above exceed $1,000,000.

Any such Policy shall be subject to certain conditions set forth in a "split-dollar life insurance agreement" between the Participant, Trustee and the Company, pursuant to which the Participant may designate a beneficiary with respect to the portion of the Policy proceeds described in the preceding sentence in the event the Participant dies prior to terminating employment with the

Company. The Participant shall have the right to designate and change such beneficiary (which need not be his or her Beneficiary) at any time on a form provided by and filed with the insurance company. If no such form is on file with the insurance company, the insurance proceeds designated in this paragraph
(1) shall be paid to the Beneficiary. The benefit payable pursuant to this paragraph (1) shall only be paid if the insurance company agrees that the Participant is insurable and shall be subject to all conditions and exceptions set forth in the applicable insurance policy. Notwithstanding the provision of this Plan or any other document to the contrary, the Company shall not have any obligation to pay the Participant or his or her beneficiary any amounts described in Section 6.1(c)(1); all such amounts due pursuant to Section 6.1(c)(1) shall be payable solely from the proceeds of the Policy, if any. Furthermore, the Company is not obligated to maintain the Policy; no death benefit shall be payable hereunder if the Company has discontinued the Policy for the Participant. In addition, no Policy shall be allocated to any Account.

              (2) The Account Balance in a lump sum or installments as previously elected by the Participant.

         (d) In the event a Participant dies after he has retired from the employ of the Company and still has a balance in his or her Account, the balance shall continue to be paid in quarterly installments for the remainder of the period as elected by the Participant.

    6.2  Early Distributions.
         -------------------

         A Participant shall be permitted to elect an Early Distribution from his or her Deferral Account and Company Discretionary Contribution Account prior to the Payment Date, subject to the following restrictions:

         (a) The election to take an Early Distribution shall be made by filing a form provided by and filed with the Committee prior to the end of any calendar month.

         (b) The amount of the Early Distribution shall in all cases be an amount not less than 50% of the Deferral Account and 50% of the Company Discretionary Contribution Account as of the end of the calendar month as of which the distribution is to be made.

         (c) The amount described in subsection (b) above shall be paid in a single cash lump sum as soon as practicable after the end of the calendar month in which the Early Distribution election is made.

         (d) If a Participant requests an Early Distribution of his Entire Deferral Account and Company Discretionary Contribution Account, 10% of the Deferral Account and Company Discretionary Contribution Account shall be permanently forfeited and the Company shall have no obligation to the Participant or his Beneficiary with respect to such forfeited amount. If a Participant receives an early distribution of 50% or more of his Deferral Account and Company Discretionary Contribution Account, such Participant shall forfeit 10% of the gross amount to be distributed from the Participant's Deferral Account and Company Discretionary Contribution Account.

         (e) If a Participant receives an Early Distribution of either all or a part of his Deferral Account and Company Discretionary Contribution Account, the following rules will apply for the balance of the Plan Year and for the following Plan Year: (i) the Participant will be ineligible to participate in the Plan, and (ii) neither the Participant (nor his Beneficiary or beneficiaries) shall be entitled to a death benefit under Section 6.1(c)(1) which is greater than two (2) times Base Salary or death benefits under 6.1(c)(2).

    6.3  Hardship Distribution.
         ---------------------

         A Participant shall be permitted to elect a Hardship Distribution in accordance with Section 1.2(s) of the Plan prior to the Payment Date, subject to the following restrictions:

         (a) The election to take a Hardship Distribution shall be made by filing a form provided by and filed with Committee prior to the end of any calendar month.

         (b) The Committee shall have made a determination that the requested distribution constitutes a Hardship Distribution in accordance with Section 1.2(s) of the Plan.

         (c) The amount determined by the Committee as a Hardship Distribution shall be paid in a single cash lump sum as soon as practicable after the end of the calendar month in which the Hardship Distribution election is made and approved by the Committee.

         (d) If a Participant receives a Hardship Distribution, the following rules will apply for the balance of the Plan Year and the following Plan Year:

              (i) The Participant will be ineligible to participate in the Plan, and

              (ii) Neither the Participant (nor his Beneficiary or Beneficiaries) shall be entitled to a death benefit under Section 6.1(c)(1) or which is greater than two (2) times Base Salary or death benefits under 6.1(c)(2).

    6.4  Inability to Locate Participant.
         -------------------------------

         In the event that the Committee is unable to locate a Participant or Beneficiary within two years following the required Payment Date, the amount allocated to the Participant's Account shall be forfeited. If, after such forfeiture, the Participant or Beneficiary later claims such benefit, such benefit shall be reinstated without interest or earnings.

    6.5  Payment of Policy Premiums.
         --------------------------

         So long as the Company maintains a Policy for a Participant, the Company shall pay to the Trustee amounts necessary to pay premiums on the Policy insuring the Participant's life from as soon as practical after the end of each Plan Year (but no later than the tax return due date for the Company for such year), from amounts deferred by the Participant for the Plan Year, Discretionary Contributions and Company Mandatory Contributions for the Participant for the Plan Year.

                                  ARTICLE VII

                                 ADMINISTRATION
                                 --------------

    7.1  Committee.
         ---------

         A Committee shall be appointed by, and serve at the pleasure of, the Board of Directors. The number of members comprising the Committee shall be determined by the Board which may from time to time vary the number of members. A member of the Committee may resign by delivering a written notice of resignation to the Board. The Board may remove any member by delivering a certified copy of its resolution of removal to such member. Vacancies in the membership of the Committee shall be filled promptly by the Board.

    7.2  Committee Action.
         ----------------

         The Committee shall act at meetings by affirmative vote of a majority of the members of the Committee. Any action permitted to be taken at a meeting may be taken without a meeting if, prior to such action, a written consent to the action is signed by all members of the Committee and such written consent is filed with the minutes of the proceedings of the Committee. A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant. The Chairman or any other member or members of the Committee designated by the Chairman may execute any certificate or other written direction on behalf of the Committee.

    7.3  Powers and Duties of the Committee.
         ----------------------------------

         (a) The Committee, on behalf of the Participants and their Beneficiaries, shall enforce the Plan in accordance with its terms, shall be charged with the general administration of the Plan, and shall have all powers necessary to accomplish its purposes, including, but not by way of limitation, the following:

              (1) To select the Funds in accordance with Section 3.2(b) hereof;

              (2) To construe and interpret the terms and provisions of this Plan;

              (3) To compute and certify to the amount and kind of benefits payable to Participants and their Beneficiaries;

              (4) To maintain all records that may be necessary for the administration of the Plan;

              (5) To provide for the disclosure of all information and the filing or provision of all reports and statements to Participants, Beneficiaries or governmental agencies as shall be required by law;

              (6) To make and publish such rules for the regulation of the Plan and procedures for the administration of the Plan as are not inconsistent with the terms hereof;

              (7) To appoint a plan administrator or any other agent, and to delegate to them such powers and duties in connection with the administration of the Plan as the Committee may from time to time prescribe;

              (8) To take all actions necessary for the administration of the Plan, including determining whether to hold or discontinue the Policies; and

              (9) If a Policy is discontinued or a Participant has terminated employment with the Company for a reason other than death, (A) to notify the insurance company that no death benefits are payable to the beneficiaries of the applicable Participant under the Policy (and that neither the Participant nor his or her beneficiary has any rights under the Policy or to any benefits under the Policy) and (B) to file a new beneficiary designation with the insurance company naming the Company as beneficiary or to cash in the Policy.

    7.4  Construction and Interpretation.
         -------------------------------

         The Committee shall have full discretion to construe and interpret the terms and provisions of this Plan, which interpretations or construction shall be final and binding on all parties, including but not limited to the Company and any Participant or Beneficiary. The Committee shall administer such terms and provisions in a uniform and nondiscriminatory manner and in full accordance with any and all laws applicable to the Plan.

    7.5  Information.
         -----------

         To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the Compensation of all Participants, their death or other events which cause termination of their participation in this Plan, and such other pertinent facts as the Committee may require.

    7.6  Compensation, Expenses and Indemnity.
         ------------------------------------

         (a) The members of the Committee shall serve without compensation for their services hereunder.

         (b) The Committee is authorized at the expense of the Company to employ such legal counsel as it may deem advisable to assist in the performance of its duties hereunder. Expenses and fees in connection with the administration of the Plan shall be paid by the Company.

         (c) To the extent permitted by applicable state law, the Company shall indemnify and save harmless the Committee and each member thereof, the Board of Directors and any delegate of the Committee who is an employee of the Company against any and all expenses, liabilities and claims, including legal fees to defend against such liabilities and claims arising out of their discharge in good faith of responsibilities under or incident to the Plan, other than expenses and liabilities arising out of willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or provided by the Company under any bylaw, agreement or otherwise, as such indemnities are permitted under state law.

    7.7  Quarterly Statements.
         --------------------

         Under procedures established by the Committee, a Participant shall receive a statement with respect to such Participant's Accounts on a quarterly basis as of each March 31, June 30, September 30 and December 31.

    7.8  Disputes.
         --------

         (a)  Claim.
              -----

         A person who believes that he or she is being denied a benefit to which he or she is entitled under this Agreement (hereinafter referred to as "Claimant") may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the President of the Company at its then principal place of business.

         (b)  Claim Decision.
              --------------

         Upon receipt of a claim, the Company shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Company may, however, extend the reply period for an additional ninety (90) days for special circumstances.

         If the claim is denied in whole or in part, the Company shall inform the Claimant in writing, using language calculated to be understood by the Claimant, setting forth: (A) the specified reason or reasons for such denial;
(B) the specific reference to pertinent provisions of this Agreement on which such denial is based; (C) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or such information is necessary; (D) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (E) the time limits for requesting a review under subsection (c).

    (c)  Request For Review.
         ------------------

         Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Committee review the determination of the Company. Such request must be addressed to the Secretary of the Company, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Committee. If the Claimant does not request a review within such sixty
(60) day period, he or she shall be barred and estopped from challenging the Company's determination.

    (d)  Review of Decision.
         ------------------

         Within sixty (60) days after the Committee's receipt of a request for review, after considering all materials presented by the Claimant, the Committee will inform the Participant in writing, in a manner calculated to be understood by the Claimant, the decision setting forth the specific reasons for the decision containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Committee will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

    8.1  Unsecured General Creditor.
         --------------------------

         Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Company. No assets of the Company shall be held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets shall be, and remain, the general unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future, and the rights of the Participants and Beneficiaries shall be no greater than those of unsecured general creditors. It is the intention of the Company that this Plan be unfunded for purposes of the Code and for purposes of Title 1 of ERISA.

    8.2  Restriction Against Assignment.
         ------------------------------

         The Company shall pay all amounts payable hereunder only to the person or persons designated by the Plan and not to any other person or corporation. No part of a Participant's Accounts shall be liable for the debts, contracts, or engagements or any Participant, his or her Beneficiary, or successors in interest, nor shall a Participant's Accounts be subject to execution by levy, attachment, or garnishment or by any other legal or equitable proceeding, nor shall any such person have any right to alienate, anticipate, sell, transfer, commute, pledge, encumber, or assign any benefits or payments hereunder in any manner whatsoever. If any Participant, Beneficiary or successor in interest is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, commute, assign, pledge, encumber or charge any distribution or payment from the Plan, voluntarily or involuntarily, the Committee, in its discretion, may cancel such distribution or payment (or any part thereof) to or for the benefit of such Participant, Beneficiary or successor in interest in such manner as the Committee shall direct.

    8.3  Withholding.
         -----------

         There shall be deducted from each payment made under the Plan or any other Compensation payable to the Participant (or Beneficiary) all taxes which are required to be withheld by the Company in respect to such payment or this Plan. The Company shall have the right to reduce any payment (or compensation) by the amount of cash sufficient to provide the amount of said taxes.

    8.4  Amendment, Modification, Suspension or Termination.
         --------------------------------------------------

         The Chief Executive Officer of Company may amend, modify, suspend or terminate the Plan in whole or in part, except that no amendment, modification, suspension or termination shall have any retroactive effect to reduce any amounts allocated to a Participant's Accounts (neither the Policies themselves, nor the death benefit described in Section 6.1(c)(1) shall be treated as allocated to Accounts). In addition, the Chief Executive Officer has the right to amend or terminate Section 6.1(c)(1). In the event that this Plan is terminated, the amounts allocated to a participant's Accounts shall be distributed to the Participant or, in the event of his or her death, his or her Beneficiary in a lump sum within thirty (30) days following the date of termination.

    8.5  Governing Law.
         -------------

         This Plan shall be construed, governed and administered in accordance with the laws of the State of California.

    8.6  Receipt or Release.
         ------------------

         Any payment to a Participant or the Participant's Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Committee and the Company. The Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

    8.7  Payments on Behalf of Persons Under Incapacity.
         ----------------------------------------------

         In the event that any amount becomes payable under the Plan to a person who, in the sole judgment of the Committee, is considered by reason of physical or mental condition to be unable to give a valid receipt therefore, the Committee may direct that such payment be made to any person found by the Committee, in its sole judgment, to have assumed the care of such person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Committee and the Company.

     8.8  Limitation of Rights and Employment Relationship.
          ------------------------------------------------

          Neither the establishment of the Plan and Trust nor any modification thereof, nor the creating of any fund or account, nor the payment of any benefits shall be construed as giving to any Participant or other person any legal or equitable right against the Company or the trustee of the Trust except as provided in the Plan and Trust; and in no event shall the terms of employment of any Employee or Participant be modified or in any way be affected by the provisions of the Plan and Trust.

    8.9  Headings.
         --------

         Headings and subheadings in this Plan are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof.

         IN WITNESS WHEREOF, the Company has caused this document to be executed by its duly authorized officer on this 23 day of March, 1998.

                                        TRIZECHAHN CENTERS INC.


                                        By /s/ Douglas L. Hageman
                                           ------------------------------------


                                        By /s/ J. Michael Croll
                                           ------------------------------------

                                 FIRST AMENDMENT
                                     TO THE
                      TRIZECHAHN DEFERRED COMPENSATION PLAN

    WHEREAS, TrizecHahn Centers Inc. (the "Company") established the TrizecHahn Deferred Compensation Plan, effective as of February 1, 1998, and

    WHEREAS, the Company desires to amend the Plan (a) in order to allow a participant to request a change in the investment funds in which the participant's accounts will be deemed to be invested at the end of each month; and (b) to clarify the procedure for adopting amendments to the Plan.

    NOW THEREFORE, effective as of July 1, 2001;

         1. The next to last sentence of Section 3.2(a) of the Plan is amended to read as follows:

         "Effective as of the end of any calendar month, a Participant may change the designation made under this Section 3.2 by filing an election, on a form provided by the Committee, at such time prior to the end of such month as the Committee may require."

         2. Section 8.4 is amended to read as follows:

         "8.4 Amendment, Modification, Suspension or Termination.
         -------------------------------------------------------

              "(a) The Company may amend, modify, suspend or terminate the Plan in whole or in part, including Section 6.1(c)(1), except that no amendment, modification, suspension or termination shall have any retroactive effect to reduce any amounts allocated to a Participant's Accounts (neither the Policies themselves, nor the death benefit described in Section 6.1(c)(1) shall be treated as allocated to Accounts). Any action by the Company pursuant to this Section 8.4 shall be in writing and signed by any two officers of the Company.

              (b) In the event that this Plan is terminated, the amounts allocated to a participant's Accounts shall be distributed to the Participant or, in the event of his or her death, his or her Beneficiary in a lump sum within thirty (30) days following the date of termination."

    IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized officers as of this 29th day of June 2001.


                                        TRIZECHAHN CENTERS INC.



                                        By:  /s/ Linda Sands-Vankerk
                                             -----------------------------------
                                               Its: Vice President
                                                   ----------------------------


                                        By: /s/ Jeffrey D. Echt
                                            ------------------------------------
                                               Its: Vice President
                                                   ----------------------------

                               Company Match, 2001
                     401(k) Plan Deferred Compensation Plan

Wold, Casey                        $6,400                    (not participating)

Wagman, Lee                        $6,400                          $2,000

Hanson, Greg                 (not participating)             (not participating)

                                   TRIZECHAHN

                   DEFERRED COMPENSATION PLAN TRUST AGREEMENT

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           -----

Article I. TITLE AND DEFINITIONS...............................................1
         Section 1.1.  Title...................................................1
         Section 1.2.  Definitions.............................................1

Article II. ADMINISTRATION.....................................................2
         Section 2.1.  Trustee Responsibility..................................2
         Section 2.2.  Maintenance of Records..................................2

Article III. FUNDING...........................................................2
         Section 3.1.  Contributions...........................................2
         Section 3.2.  Subtrusts...............................................3

Article IV. PAYMENTS FROM TRUST FUND...........................................4
         Section 4.1.  Payments to Trust Beneficiaries.........................4
         Section 4.2.  Trustee Responsibility Regarding Payments to Trust
                       Beneficiaries When the Company is Insolvent.............4
         Section 4.3.  Payments to the Company.................................5
         Section 4.4.  Trustee Compensation and Expenses; Other Fees and
                       Expenses................................................5
         Section 4.5.  Taxes...................................................6
         Section 4.6.  Alienation..............................................6
         Section 4.7.  Disputes................................................6

Article V. INVESTMENT OF TRUST ASSETS..........................................6
         Section 5.1.  Investment of Subtrust Assets...........................6
         Section 5.2.  Disposition of Income...................................6

Article VI. TRUSTEE............................................................6
         Section 6.1.  General Powers and Duties...............................6
         Section 6.2.  Records.................................................8
         Section 6.3.  Third Persons...........................................8
         Section 6.4.  Limitation on Obligation of Trustee.....................8

Article VII. RESIGNATION AND REMOVAL OF TRUSTEE................................8
         Section 7.1.  Method and Procedure....................................8

Article VIII. AMENDMENT AND TERMINATION........................................9
         Section 8.1.  Amendments..............................................9
         Section 8.2.  Duration and Termination...............................10
         Section 8.3.  Distribution upon Termination..........................10

Article IX. MISCELLANEOUS.....................................................10
         Section 9.1.  Limitation on Participants' Rights.....................10
         Section 9.2.  Receipt or Release.....................................10
         Section 9.3.  Governing Law..........................................10
         Section 9.4.  Headings, etc., No Part of Agreement...................11
         Section 9.5.  Instrument in Counterparts.............................11
         Section 9.6.  Successors and Assigns.................................11
         Section 9.7.  Indemnity..............................................11

                   DEFERRED COMPENSATION PLAN TRUST AGREEMENT

         This Trust Agreement made and entered into this____ day of ____, 1998, by and between TRIZECHAHN CENTERS INC. (hereinafter called the "Company") and First American Trust Company (hereinafter called "Trustee"), evidences the terms of a trust for the benefit of certain employees, former employees and their designated beneficiaries (hereinafter collectively called "Trust Beneficiaries") who will be entitled to receive benefits under the TrizecHahn Deferred Compensation Plan ("Plan").

         This Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, Chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

                              W I T N E S S E T H:

         WHEREAS, the Company wishes to establish an irrevocable trust (hereinafter called the "Trust") and to transfer to the Trust assets which shall be held therein, subject to the claims of the Company's creditors in the event of the Company's insolvency, until paid to the Trust Beneficiaries as benefits in such manner and at such times as required hereunder, and

         WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1994, as amended ("ERISA");

         NOW, THEREFORE, it is mutually understood and agreed as follows:

                                   ARTICLE I.

                              TITLE AND DEFINITIONS

Section 1.1    Title.

               This Trust Agreement shall be known as the TrizeeHahn Deferred Compensation Plan Trust Agreement.

Section 1.2.   Definitions.

               The following words, when used in this Trust Agreement with initial letter capitalized, shall have the meanings set forth below:

               "Company" shall mean TrizecHahn Centers Inc. and any successor corporations. Company shall include each corporation which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which TrizecHahn Centers Inc. is a component member, if the Board of Directors of TrizecHahn Centers Inc. provides that such corporation shall participate in the Plan and such corporations governing board of directors adopts this Plan.

               "General Fund" shall mean that portion of the Trust fund which is not allocated to a Subtrust.

               "Plan" shall mean the TrizecHahn Deferred Compensation Plan.

               "Policy" shall mean an insurance policy purchased in accordance with the terms of the Plan.

               "Subtrust" shall mean a separate subtrust established for a Participant pursuant to Section 3.2.

               Capitalized terms not defined above shall be defined in accordance with the Plan.

                                   ARTICLE II.

                                 ADMINISTRATION

Section 2.1.   Trustee Responsibility.

               By its acceptance of this Trust, Trustee agrees to make payments under this Trust to Trust Beneficiaries in accordance with the provisions of this Trust Agreement.

Section 2.2.   Maintenance of Records.

               The Committee shall have the duty and responsibility to maintain all individual Trust Beneficiary records and to prepare and file all reports and other information required by any federal or state law or regulation relating to the Trust and the Trust assets.

                                  ARTICLE III.

                                    FUNDING

Section 3.1.      Contributions.

               (a) The Company hereby deposits with the Trustee in trust the sum of $100.00 to be held in the General Fund of the Trust.

               (b) The Company shall contribute to the Trust an amount equal to the amount deferred by each Participant for the Plan Year and the Company Discretionary Contribution Amount for each Participant for the Plan Year; in no event shall these contributions be made after the Company's tax return due date for that Plan Year. The Company may also contribute cash to the Trust in an amount approximately equal to the "cost of insurance" (as defined in the Policies) needed to fund the death benefits described in Section 6.1(c)(1) of the Plan; provided that such obligation shall not apply with respect to a Policy if (1) the Committee has directed the Trustee to discontinue the Policy, (2) the applicable Participant is no longer employed by the Company, or (3) the applicable Participant is not entitled to a death benefit under the Policy because he has taken an Early Distribution or Hardship Distribution (as described in Sections 6.2 and 6.3 of the Plan). The Committee may direct the Trustee to discontinue the Policy for any reason, without regard to whether Section 6.1(c)(1) of the Plan is in effect, whether the Participant is employed or otherwise.

               (c) Except as provided otherwise herein, all contributions received pursuant to (a) and (b) above, together with the income therefrom and any increment thereon, shall be held, managed and administered by Trustee as a single Trust pursuant to the terms of this Trust Agreement without distinction between principal and income.

               (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other finds of Company and shall be used exclusively for the uses and purposes of Plan Participants and general creditors as herein set forth. Trust Beneficiaries shall not have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust prior to the time such assets are paid to Trust Beneficiaries as benefits as provided in
Section 4.1, and all rights created under this Trust Agreement shall be mere unsecured contractual rights of Trust Beneficiaries against the Company or Trust. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 4:2(a) herein.

Section 3.2.   Subtrusts.

               (a) If directed by the Committee, the Trustee shall establish a separate Subtrust for that Participant and credit the amount of such contribution to that Participant's Subtrust. Each Subtrust shall reflect an individual interest in the assets of the Trust fund and shall not require any segregation of particular assets.

               (b) Following the allocation of assets to Subtrusts pursuant to
Section 3.2(a), the Trustee shall allocate investment earnings and losses of the Trust fund among the Subtrusts in accordance with Section 5.2. Payments to general creditors pursuant to Section 4.2 hereof shall be charged against the Subtrusts in proportion to their account balances, except that the payment of benefits to a Trust Beneficiary shall be charged against the Subtrust established or maintained for such Trust Beneficiary.

               (c) Amounts allocated to a Participant's Subtrust may not be utilized to pay benefits to another Participant or Beneficiary of another Participant. Following payment of a Participant's entire benefit under the Plan, including payment of an Early Distribution or Hardship Distribution under Sections 6.2 and 6.3 of the Plan (whether by the Trustee pursuant to the terms of this Trust Agreement or by the Company or by a combination thereof), any amounts remaining allocated to that Participant's Subtrust (and any Policy held with respect to such Participant) shall be transferred by the Trustee to the Company. In lieu of transferring the Policy, the Committee may direct the Trustee to designate a new beneficiary (which may be the Company) under the Policy or cash in the applicable Policy and transfer the proceeds to the Company.

                                  ARTICLE IV.

                            PAYMENTS FROM TRUST FUND

Section 4.1.   Payments to Trust Beneficiaries.

               (a) The Committee shall direct the Trustee to pay (or to commence to pay) to a Participant (or, in the case of the Participant's death, to the Participant's Beneficiary) the benefit, excluding amounts described in Section
6.1 (c) (1) of the Plan, payable to such Participant under the Plan (the "Benefit Amount") as soon as practicable following the Participant's Payment Eligibility Date (as defined in the Plan). If Subtrusts are established, the Trustee shall make such payment only from funds allocated to the Participant's Subtrust plus the General Fund, if any.

               (b) The Committee shall have full authority and responsibility to determine the correct time and amount of payment of the Benefit Amount. In making such determination, the Committee shall be governed by the terms of the Plan and this Trust Agreement.

               (c) Any obligation to a Trust Beneficiary under this Trust Agreement is also an obligation of the Company to the extent not paid from the Trust. Accordingly, to the extent payments to a Trust Beneficiary are discontinued pursuant to Section 4.2, the Company shall be obligated to pay the Trust Beneficiary the same amount (plus applicable interest from its general fund). If the amount credited to the Trust (or a Subtrust if applicable) is not sufficient to make the payment of the Benefit Amount to a Trust Beneficiary in accordance with the determination by the Committee, the Company agrees that it shall make the balance of such payment. Notwithstanding the foregoing, neither the Trustee nor the Company shall have any obligation to pay any amounts described in Section 6.1(c)(1) of the Plan; all such amounts shall be payable solely from the proceeds of the Policy, if any.

               (d) Unless a Trust Beneficiary furnishes documentation in form and substance satisfactory to Trustee that no withholding is required with respect to a payment of benefits from the Trust, Trustee shall deduct from any such Benefit Payment any federal, state or local taxes required by law to be withheld by Trustee and shall be responsible for payment and reporting of such withheld taxes to the appropriate taxing authorities. The Trustee shall inform the Company of the amounts so remitted.

               (e) Trustee shall provide the Company and the Committee with written confirmation of the fact and time of any payment hereunder within ten business days after making any payment to a Trust Beneficiary.

Section 4.2. Trustee Responsibility Regarding Payments to Trust Beneficiaries When the Company is Insolvent.

               (a) The Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

               (b) At all times during the continuance of the Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Company as hereinafter set forth, and at any time Trustee has actual knowledge, or has determined, that the Company is Insolvent, Trustee shall deliver any undistributed principal and income in the Trust to satisfy such claims as a court of competent jurisdiction may direct. The Company, through its Board of Directors or any of its executive officers, shall advise Trustee promptly in writing of the Company's Insolvency. If Trustee receives such notice, or otherwise receives written notice from a third party which Trustee, in its sole discretion, deems reliable and responsible, Trustee shall discontinue payments to Trust Beneficiaries, shall hold the Trust assets for the benefit of the Company's general creditors, and shall resume payments to Trust Beneficiaries in accordance with Section 4.1 of this Trust Agreement only after Trustee has determined that the Company is not Insolvent or is no longer Insolvent. Unless Trustee has actual knowledge of the Company's Insolvency or has received notice from the Company or a third party alleging the Company is Insolvent, Trustee shall have no duty to inquire whether the Company is Insolvent. Trustee may in all events rely on such evidence concerning the solvency of the Company as may be furnished to Trustee which will give Trustee a reasonable basis for making a determination concerning its solvency. Nothing in this Trust Agreement shall in any way diminish any rights of Trust Beneficiaries to pursue their rights as general creditors of the Company with respect to benefits payable hereunder or otherwise.

               (c) If Trustee discontinues payments of benefits from the Trust pursuant to Section 4.2(b) and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments which would have been made to Trust Beneficiaries together with interest at the Pension Benefit Guaranty Corporation rate applicable to immediate annuities on the amount delayed during the period of such discontinuance, less the aggregate amount of payments made to Trust Beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

Section 4.3.   Payments to the Company.

               Except as provided in Sections 3.2(c) or 4.2, the Company shall have no right or power to direct Trustee to return to the Company or to divert to others any of the Trust assets before the Trust is terminated pursuant to
Section 8.2.

Section 4.4.   Trustee Compensation and Expenses; Other Fees and Expenses.

               The Company shall pay the Trustee such reasonable compensation for its services as shall be agreed upon from time to time by the Company and Trustee, and Trustee shall be reimbursed by the Company for its expenses that are reasonably necessary and incident to its administration of the Trust.

               Following reasonable consultation with the Company such expenses shall include fees of counsel and other advisors, if any, incurred by Trustee for the purpose of determining its responsibilities under the Trust. Such compensation, expenses or fees, as well as all other administrative fees and expenses, shall be paid from Trust assets unless paid directly by the Company.

Section 4.5.   Taxes.

               Trustee shall not be personally liable for any real and personal property taxes, income taxes and other taxes of any kind levied or assessed under the existing or future laws against the Trust assets. Such taxes shall be paid directly from the Trust assets unless paid by the Company, in the discretion of the Company.

Section 4.6.   Alienation.

               The benefits, proceeds, payments or claims of Trust Beneficiaries payable from the Trust assets shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, garnish, levy or otherwise dispose of or execute upon any right or benefits payable hereunder shall be void. The Trust assets shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Trust Beneficiary entitled to benefits hereunder and such benefits shall not be considered an asset of Trust Beneficiary in the event of his insolvency or bankruptcy.

Section 4.7.   Disputes.

               All disputes, other than disputes between the Trustee and the Committee or Company, shall be resolved in accordance with Section 7.8 of the Plan.

                                   ARTICLE V.

                           INVESTMENT OF TRUST ASSETS

Section 5.1.   Investment of Subtrust Assets.

               The Trustee shall invest and manage the assets of the Trust (and each Subtrust, if any) in accordance with written directions from the Committee.

Section 5.2.   Disposition of Income.

               All income received by the Trust shall be reinvested. Any income that is attributable to the amount credited to a Subtrust in accordance with
Section 3.2, and income thereon, shall be credited to such Subtrust and reinvested.

                                   ARTICLE VI.

                                     TRUSTEE

Section 6.1.   General Powers and Duties.

               Subject to written directions from the Committee regarding the investment of Trust assets, Trustee, on behalf of Trust Beneficiaries, shall have all powers necessary to administer the Trust, including, but not by way of limitation, the following powers in addition to other powers as are set forth herein or conferred by law:

               (a) To hold, invest and reinvest the principal or income of the Trust in bonds, common or preferred stock, other securities, or other personal, real or mixed tangible or intangible property (including investment in deposits with Trustee which bear a reasonable interest rate, including without limitation investments in trust savings accounts, certificates of deposit, time certificates or similar investments or deposits maintained by the Trustee);

               (b) To hold, invest and reinvest the principal or income of the Trust in the Policies, direct investments under the Policies and take any other action regarding the Policies, as specifically directed by the Committee (including those specified by Sections 3.1(b), 3.2(c) or 4.1(f)) and to enter into split dollar life insurance agreements with Participants pursuant to which each Participant designates the beneficiary to receive the portion of the death benefits described in Section 6.l(b)(1) of the Plan;

               (c) If (i) directed by the Company or Committee to discontinue a Policy or (ii) notified by the Committee or Company that a Participant has terminated employment for a reason other than death, to immediately notify the insurance company that no death benefits are payable to the beneficiaries of the applicable Participant under the Policy (and that neither the Participant nor his beneficiary has any rights under the Policy or the benefits under the Policy) and to file a new beneficiary designation with the Insurance Company naming the Trust as beneficiary, unless directed by the Committee to cash in the Policy;

               (d) To pay and provide for the payment of all reasonable and necessary expenses of administering the affairs of the Trust, subject to reimbursement of such expenses within 30 days by the Company in accordance with
Section 4.4;

               (e) To pay and provide for the payment of all benefits to Trust Beneficiaries in accordance with the provisions of this Trust Agreement; ?

               (f) To retain noninterest bearing deposits or a cash balance with Trustee of so much of the funds as may be determined to be temporarily held awaiting investment or payment of benefits or expenses;

               (g) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust and to institute, compromise and defend actions and proceedings; provided, however, that in the case of a dispute between a Trust Beneficiary and the Company or the Committee over the interpretation of this Trust Agreement, the Company or the Committee, as the case may be, will be authorized and required to arbitrate the Trust Beneficiary's claim in accordance with Section 4.7 if the Trust Beneficiary elects arbitration or to defend any action brought by such Trust Beneficiary;

               (h) To vote any stock, bonds or other securities of any corporation or other issuer at any time held in the Trust; to otherwise consent to or request any action on the part of any such corporation or other issuer; to give general or special proxies or powers of attorney, with or without power of substitution; to participate in any reorganization, recapitalization, consolidation, merger or similar transaction with respect to such stocks, bonds or other securities and to deposit such stocks, bonds or other securities in any voting trust, or with any protective or like committee, or with a trustee, or with the depositaries designated thereby; to exercise any subscription rights and conversion privileges; and to generally exercise any of the powers of an owner with respect to the stocks, bonds or other securities or properties in the Trust; and

               (i) Generally, to do all such acts, execute all such instruments, take all such proceedings, and exercise all such rights and privileges with relation to the property constituting the Trust as if Trustee were the absolute owner thereof.

Section 6.2.   Records.

               Trustee shall keep a full, accurate and detailed record of all transactions of the Trust which the Company shall have the right to examine at any time during Trustee's regular business hours. Within 90 days after the close of each calendar year and within 15 days after the removal or resignation of Trustee, Trustee shall furnish the Company with a statement of account with respect to the Trust. This account shall set forth all receipts, disbursements and other transactions (including sales and purchases) effected by Trustee during said year (or until its removal or resignation), shall show the investments at the end of the year (or date of removal or resignation), including the cost and fair market value of each item, and the amounts allocated to each Subtrust.

Section 6.3.   Third Persons.

               A third person dealing with Trustee shall not be required to make any inquiry as to whether the Company or the Committee has instructed Trustee, or Trustee is otherwise authorized, to take or omit any action, and shall not be required to follow the application by Trustee of any money or property which may be paid or delivered to Trustee.

Section 6.4.   Limitation on Obligation of Trustee.

               Trustee shall have no responsibility for the validity of the Plan or of the Trust and does not guarantee the payment of any amount which may become payable to any Trust Beneficiary under the terms hereof.

                                  ARTICLE VII.

                       RESIGNATION AND REMOVAL OF TRUSTEE

Section 7.1.   Method and Procedure.

               (a) Trustee may resign at any time by delivering to the Company a written notice of resignation, to take effect on a date specified therein, which shall be not less than 30 days after the delivery thereof, unless such notice shall be waived.

               (b) The Company may remove Trustee at any time by delivering to Trustee a written notice of removal, to take effect on a date specified therein, which shall be not less than 30 days after the delivery thereof, unless such notice shall be waived.

               (c) In case of the resignation or removal of Trustee, Trustee shall have a right to a settlement of its accounts, which may be made, at the option of Trustee, either (1) by a judicial settlement in an action instituted by Trustee in a court of competent jurisdiction, or (2) by an agreement of settlement between Trustee and the Company.

               (d) Upon such settlement, all right, title and interest of such Trustee in the assets of the Trust, and all rights and privileges under the Trust theretofore vested in such Trustee shall vest in the successor Trustee, and thereupon all liabilities of such Trustee shall terminate; provided, however, that Trustee shall execute, acknowledge and deliver all documents and written instruments which are necessary to transfer and convey all the right, title and interest in the assets of the Trust, and all rights and privileges in the Trust to the successor Trustee.

               (e) The Company, upon receipt of or giving notice of the resignation or removal of Trustee, shall promptly appoint a successor Trustee. The successor Trustee shall be a bank or trust company qualified and authorized to do trust business in the State of California and having on the date of appointment total assets of at least $10,000,000 and a credit rating from Moody's of A or better. In the event of the failure or refusal of the Company to appoint such a successor Trustee within 30 days after the notice of resignation or removal, Trustee may secure, at the expense of the Company, the appointment of such successor Trustee by an appropriate action in a court of competent jurisdiction. Any successor Trustee so appointed may qualify by executing and delivering to the Company an instrument accepting such appointment and, upon delivery, such successor, without further act, shall become vested with all the right, title and interest, and all rights and privileges of the predecessor Trustee with like effect as if originally named as Trustee herein.

                                  ARTICLE VIII.

                            AMENDMENT AND TERMINATION

Section 8.1.   Amendments.

               The Company shall have the right to amend (but not terminate) the Trust from time to time and to amend further or cancel any such amendment. Any amendment shall be stated in an instrument in writing executed by the Company and Trustee, and this Trust Agreement shall be amended in the manner and at the time therein set forth, and the Company and Trustee shall be bound thereby; provided, however:

               (a) No amendment shall have any retroactive effect so as to deprive any Trust Beneficiary of any benefits already vested under the Plan, or create a reversion of Trust assets to the Company except as already provided in this Trust Agreement, other than such changes, if any, as may be required in order for the Trust to be considered a component of a plan described in Section 9.3;

               (b) No amendment shall make the Trust revocable; and

               (c) No amendment shall increase the duties or liabilities of Trustee without its written consent.

Section 8.2.   Duration and Termination.

               This Trust shall not be revocable and shall continue until the earliest of (a) the accomplishment of the purpose for which it was created, (b) the exhaustion of all appeals of a final determination of a court of competent jurisdiction that the interest in the Trust of Trust Beneficiaries is includable for federal income tax purposes in the gross income of such Trust Beneficiaries, without such determination having been reversed (or the earlier expiration of the time to appeal), (c) if required to comply with California rules regulating the maximum length for which trusts may be established, the expiration of twenty years and six months after the death of the last surviving Trust Beneficiary who is living and is a Trust Beneficiary on the date this Trust is established, (d) a determination of the Company to terminate the Trust because applicable law requires it to be amended in a way that could make it taxable and failure to so amend the Trust would subject the Company to material penalties, or (e) the dissolution or liquidation of the Company.

Section 8.3.   Distribution upon Termination.

               Upon termination of this Trust, Trustee shall liquidate the Trust fund and provide a final account to the Company and the Committee. To the extent Trust assets are sufficient, the Trustee shall pay to each Participant the appropriate Benefit Amount. After its final account has been settled as provided in Section 7.1(c), Trustee shall return to the Company any assets remaining after the distributions described in this Section 8.3. Upon making such distributions, Trustee shall be relieved from all further liability. The powers of Trustee hereunder shall continue so long as any assets of the Trust fund remain in its hands.

                                   ARTICLE IX.

                                  MISCELLANEOUS

Section 9.1.   Limitation on Participants' Rights.

               Participation in the Trust shall not give Participants the right to be retained in the Company's employ or any right or interest in the Trust other than as herein provided. The Company reserves the right to dismiss Participants without any liability for any claim either against the Trust, except to the extent provided herein, or against the Company. All benefits payable hereunder shall be provided solely from the assets of the Trust.

Section 9.2.   Receipt or Release.

               Any payment to a Trust Beneficiary in accordance with the provisions of the Trust shall, to the extent thereof, be in full satisfaction of all claims against Trustee and the Company, and Trustee may require such Trust Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

Section 9.3.   Governing Law.

               This Trust Agreement and the Trust hereby created shall be construed, administered and governed in all respects under applicable federal law, and to the extent that federal law is inapplicable, under the laws of the State of California; provided, however, that if any provision is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with the Trust being (a) classified as a grantor trust as defined in Sections 671 et seq. of the Code, and (b) classified as a component of an unfunded plan maintained primarily to provide deferred compensation for a select group of management or highly compensated employees, as described in Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended. If any provision of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

Section 9.4.   Headings, etc., No Part of Agreement.

               Headings and subheadings in this Trust Agreement are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof.

Section 9.5.   Instrument in Counterparts.

               This Trust Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instruments, which may be sufficiently evidenced by any one counterpart.

Section 9.6.   Successors and Assigns.

               This Trust Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

Section 9.7.   Indemnity.

               (a) Except in the case of liabilities and claims arising out of Trustee's willful misconduct or gross negligence, Company shall indemnify and hold Trustee harmless from and against all liabilities and claims (including reasonable attorney's fees and expenses in defense thereof) arising out of or in any way connected with the Plan or the Trust fund or the management, operation, administration or control thereof and based in whole or in part on:

               (1) Any act or inaction of Company or Committee (which term includes, in this paragraph, any actual or ostensible agent of Company) or

               (2) Any act or inaction of Trustee resulting from the absence of proper directions hereunder, or in accordance with any directions, purported or real, from Company or Committee, whether or not proper hereunder, if relied upon in good faith by Trustee.

               (b) The Trustee does not warrant and shall not be liable for any tax consequences associated with the Trust or the Plans.

               (c) The Trustee shall not be liable for the inadequacy of the Trust to pay all amounts due under the Plans.

               IN WITNESS WHEREOF the undersigned have executed this Trust Agreement as of the date first written above.

                                        TRIZECHAHN CENTERS INC.


                                        By   /s/ Douglas L. Hageman
                                             -----------------------------------


                                        By   /s/ J. Michael Croll
                                             -----------------------------------


                                        FIRST AMERICAN TRUST COMPANY


                                        By   /s/ Denise C. Mehus
                                             -----------------------------------


                                        By   /s/ Leslie Hayes Carrillo
                                             -----------------------------------